UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
February 23, 2010
Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On February 23, 2010, OSI Pharmaceuticals, Inc. (“OSI”) issued a press release regarding its financial results for the year ended December 31, 2009. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
          As previously announced, OSI is holding a conference call, open to the public, to discuss these results at 5:00 p.m. (Eastern Time) on February 23, 2010. To access the live webcast or the archive via the Internet, log on to www.osip.com. Alternatively, please call 1-877-329-7568 (U.S.) or 1-719-325-2137 (international) to listen to the call. The conference ID number for the live call is 8291684. Telephone replay is available approximately two hours after the call through March 12, 2010. To access the replay, please call 1-888-203-1112 (U.S.) or 1-719-457-0820 (international). The conference ID number is 8291684.
          The attached press release contains both generally accepted accounting principles, or GAAP, and non-GAAP financial measures for the fiscal year ended December 31, 2009. The non-GAAP financial measures include adjusted net income from continuing operations and adjusted earnings per share from continuing operations, each of which have directly comparable GAAP financial measures. OSI has provided these non-GAAP financial measures to adjust for the impact of the following expenses:
•	restructuring and other costs related to consolidation of OSI’s operations on to a single campus in Ardsley, New York;

•	equity-based compensation expense;

•	imputed interest related to OSI’s 2% Convertible Senior Subordinated Notes due 2025 and 3% Convertible Senior Subordinated Notes due 2038, which results from the application of Accounting Standards Codification Subtopic 470-20, effective as of January 1, 2009, which provides guidance for the bifurcation of the conversion feature from the debt component of convertible debt instruments that may be settled in cash upon conversion;

•	amortization of acquired intangible assets;

•	non-cash tax expense, which results in an adjustment of OSI’s effective tax rate of approximately 40% to reflect its actual cash tax rate of approximately 3%

•	acquired in-process research and development; and

•	non-cash impairment charges.
           Management uses these non-GAAP financial measures internally to evaluate the performance of the business, including the allocation of resources as well as the planning and forecasting of future periods and believes that these results are useful to others in analyzing the core operating performance and trends of OSI for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP and therefore are not necessarily comparable to the financial results of other companies. These non-GAAP measures should be considered as a supplement to, not a substitute for or superior to, the corresponding financial measures calculated in accordance with GAAP.

          The non-GAAP financial measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP financial measures as required under the rules and regulations of the Securities Exchange Commission. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that affect OSI, and therefore should not be considered in isolation of, or as an alternative to, measurements required by GAAP.
          The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated February 23, 2010.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2010	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 23, 2010.